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HEMP-DERIVED HEALTH

CULTIVATION-TO-CONSUMER CHAIN OF CUSTODY

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This presentation includes forward-looking statements. You can identify forward-looking statements in this presentation by use of the words "potential," "expect," "anticipate," "target" and similar terminology. Such forward-looking statements include those that express plans, anticipation, intent, contingency, goals, targets for future development and/or otherwise are not statements of historical fact. These forward-looking statements are based on our current expectations and projections about future events and they are subject to risks and uncertainties known and unknown that could cause actual results and developments to differ materially from those expressed or implied in such statements. Such risks and uncertainties include, but are not limited to, the impact of competitive products, regulatory uncertainty, the risk that our products could be regulated or banned by the US Food and Drug Administration, the ability to meet customer demand, supply or product, production and processing delays, the ability to manage growth, acquisitions of technology, equipment, or human resources, the ability to access new capital, the effect of economic business conditions, and the ability to attract and retain skilled personnel. We are not obligated to revise or update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this presentation.

This presentation is for informational purposes and nothing contained herein is an offer to sell or a solicitation of an offer to buy any securities, and may not be relied upon in connection with the purchase or sale of any security. Any offering or solicitation will be made only to qualified prospective investors pursuant to an offering memorandum and subscription documents, all of which should be read in their entirety.

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BUILDING A TRUSTED CBD BRAND

- Developing hemp-derived CBD products for human and animal use
- Certified genetics, organically farmed, and GMP manufactured
- Independent laboratory tested products
- Traceability from cultivation to end consumer product
- Highly scalable hemp farming knowledge base

MARKET FACTS

- OTCQB SYMBOL: EXDI
- Market cap ~$48.0 million[1]
- Fully reporting

1: Based closing share price of $1.36 on August 16, 2019 and 34,934,563 shares outstanding as of August 14, 2019.



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FEDERAL LEGALIZATION OF HEMP

2018 Farm Bill legalized hemp*, shifts hemp production regulation from the Drug Enforcement Agency (DEA) to the United States Department of Agriculture (USDA) at the Federal Level



- Significant growth catalyst for industry
- Industrial hemp and its byproducts are not included in the Controlled Substances Act (CSA)
- Hemp now regulated as an agricultural commodity
- Defined as Cannabis Sativa with less than 0.3% THC (delta-9 tetrahydrocannabinol)
- U.S. federal law protects sale of hemp derived CBD

* State regulation of CBD still permitted

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US HEMP DERIVED CBD MARKET FORECAST

Hemp-derived CBD has been gaining huge momentum…We believe the hemp CBD market is going to skyrocket and is here to stay.[2]

2: The Brightfield Group, February 26, 2019



Hemp CBD Market Forecast
The Brightfield Group, September 2018
Estimated Market Size in Billions USD
$20
$15
$10
$5
$0
'17
'18
'19
'20
'21
'22


Anxiety
Neurodegenerative Disorders
Pain Management
Cancer Related Symptoms
Anti-Inflammatory
Epilepsy Seizures

THE ENDOCANNABINOID SYSTEM (ECS)

A physiological system of receptor networks supporting good health*

Potential CBD Health and Wellness Applications

Cannabinoids stimulate the receptors located throughout the body and support the function of the ECS

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* The only current FDA approved CBD indication is for Epidiolex which is used with two rare forms of epilepsy.

EXPERIENCE IN WELLNESS, HEALTH & FARMING



EMILIANO ALOI
PRESIDENT
Co-founder of Ceed2Med Agro-industrial supply and market development expertise. Co-sponsored research programs for Stevia and Aloe Vera in 2012.



KENNETH E. PUZDER
CHIEF FINANCIAL OFFICER
Twenty-plus years of business development, diversified financial and accounting experience including a Big Four accounting firm.



ANDREW L. JOHNSON
CHIEF STRATEGY OFFICER
Eight years of experience in working with management on investor strategy and corporate messaging, including five years at a nutraceutical company bringing new innovative products to market.



TROY RHONEMUS
SENIOR ADVISOR
Senior Director of Operations at Bolt Treads, Inc., an expert in product development and supply chain. With experience as COO & EVP at ChromaDex from 2014 to 2018 and as a Business Process Manager at Cargill Health & Nutrition from 2010 to 2013.

TRACKING TO 2019 MILESTONES

Q1 2019 ✓
Ceed2Med Master Supply & Development Agreement. Recapitalization. Board of Director Appointments.

Q1 2019 ✓
Majority ownership in 200 acre industrial hemp farm & $1 million purchase order of finished consumer products.

Q2 2019 ✓
Prep fields, plant seeds and transplant seedlings to the fields.

Q2 2019 ✓
Continue the build out of the commercial team. Begin order fulfilment. Acquisition of Green Goddess Extracts.

Q3 2019
E-commerce platform launch. Begin harvest. Dry House facility operational. Relaunch of Green Goddess Extracts with full traceability.

Q4 2019
Complete harvest and drying and initiate extraction. Explore stock exchange up-listing.

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200 Acre Industrial Hemp Farm



Two Industrial Hemp Farms in Oregon

- Controlling ownership stake (50.1%)
- Superior CBD seed genetics
- Successful harvest history

Organic and Proprietary Farming Techniques

- All-natural processes and products
- Top flower harvest for sale in early fall
- Harvest late fall

Manufacturing & Production

- Proprietary drying technology
- Manufacturing in GMP compliant facilities
- Isolate, distillate and consumer products

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TRACEABILITY FROM CULTIVATION TO CONSUMER



Certified Genetics
Test and Analysis
All-natural Cultivation
Harvest
Test and Analysis
Drying & Flower Processing
Test and Analysis
GMP Extraction
GMP Formulations and Manufacturing
Test and Analysis
Transportation
Wholesaler
Direct to Consumer
Retailer
Consumer

TRANSPARENCY
Build trust with full transparency through entire path to market

FULL TRANSPARENCY

- Product Description
- Product Technical Specifications
- Certificate of Analysis of Product
- Active Ingredient Technical Specifications
- Active Ingredient Third-Party CoA
- Strain and Batch Flower Specifications
- Strain and Batch Third-Party CoA
- Materials Safety Data Sheet (MSDS)

Lab Results

GROWTH STRATEGY

Developing a Hemp-derived CBD Ecosystem Supported By Best-in-Class Industry Practices

Operations Platform	Growth Drivers
Farm	Product
Processing	Marketing and Brand Development
Manufacturing	Distribution

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Our Business Plan: Develop A Hemp-Derived CBD Ecosystem

- Launch Exactus family of branded CBD products
- Build targeted consumer-facing distribution across various channels
  - E-commerce
  - Wholesale
  - Call center
- Build brand awareness
  - Hemp derivatives education
  - Industry leading transparency and safety



Building Out Product Lines

Launch CBD Products

- Tinctures, topicals, edibles and other delivery systems in development
- Green Goddess Extracts product portfolio to target millennial segment through e-commerce and brick and mortar distribution channels
- Paradise CBD skin-care and sun protection product portfolio to target outdoor and active lifestyle segments
- Targeting Q1 2020 launch of Exactus and premium therapeutic line to be sold into pharmacies, hotels, spas and department stores

Exactus Branded Products

Build a House of Brands Supported by Exactus' Quality Reputation

Strategy: Create and acquire brands to sell under the Exactus ecosystem supported by our standards of quality and compliance

- Develop products from our full spectrum of whole plant extract distillates (broad spectrum of cannabinoids, and THC<0.3%) and isolates (pure cannabinoids)
- Trusted quality assurance from ISO Certified third party lab testing and GMP manufacturing for all of our cannabinoid products
- Full traceability from seed to the finished product to build brand strength and ensure product safety

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Exactus stands for
Quality, Transparency, Traceability
to WHO and GMP Standards

Distribution Channel Build-Out Plan

- **E-commerce** and **Amazon portal** build out by a highly experienced team with track record of successful algorithm-based sales in similar sectors
- **Wholesale distribution**
- Target **pharmacy** sales of hemp derived consumables with high-end hemp-derived CBD
- Acquire **retail distribution** channels
- **DTC and B2B call center** to directly engage with end users and retailers

CBD Distribution Channels


5%
14%
21%
60%
INTERNET/OTHER
SMOKE SHOPS
NATURAL & SPECIALTY RETAIL
PRACTITIONER
PHARMA
MASS MARKET RETAIL
On-Line
Smoke Shop
Natural Retailer
Wellness Practitioner
Pharma
Mass Market

Source: New Frontiers Data Report

Growth Opportunities

Potential Near-Term Sources of Cash

- Consumer product launch in Q4 2019
- Sales of top flower

Targeted Expenditures to Support Growth

- Build-out of senior management team
- Expand farming footprint
- New product and brand development

Summary Balance Sheet

	June 30, 2019
Cash	$664,645
Current Assets	2,944,524
Total Assets	6,425,736
Current Liabilities	1,818,712
Total Liabilities	2,224,131

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Investment Thesis Summary

Controlling ownership in industrial hemp farms **assures control and access** to high quality hemp supply for commercialization

Full control from seed to market provides product quality control and supports brand strength

Targeting **revenue in Q4 of 2019** from distribution of a full line of CBD products through multiple verticals

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SAFETY AND SCALABILITY

For further information contact:

Emiliano Aloi, President & CEO
Email emi@exactusinc.com

Andrew Johnson, Chief Strategy Officer
Email ajohnson@exactusinc.com



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Appendix Slides

BOARD OF DIRECTORS

BOBBY YAMPOLSKY

Director

- Founder ECJ Luxe, a family-owned luxury shopping destination that specializes in an array of ultra-exclusive items including everything from high end time pieces, jewelry and diamonds, to exotic cars and yachts.
- Co-Founder and CEO of Ceed2Med, LLC, a hemp and hemp-derivative supply sourcing, production, distribution, and development company that secures production of industrial hemp biomass and raw ingredients that invests in developing supply chain partners and distribution channels worldwide.

KENNETH E. PUZDER

Director

- Kenneth E. Puzder serves as CFO of Exactus Inc.
- Prior to joining Exactus as the company's CFO, Ken served as the CFO of Ceed2med, LLC and brings with him a strong background in the hemp industry.
- Previously, Ken has served as the Controller for Panera Bread Company, President and Board Member of Panera Enterprises, VP of Accounting and Finance for Arby's Restaurant Group and CFO of AFA Service Corporation.

KEVIN J. ESVAL

Independent Director

- Kevin J. Esval has served as Executive Managing Director and CCO of VelocityHealth Securities since founding the company in 2000. Mr. Esval has significant industry and investment banking experienced in most sectors of health care including specialty pharmaceuticals & generics, health care services, health care IT, diagnostics, biotechnology, and other sectors.
- Previously, Mr. Esval served as a divisional SVP and COO for UnitedHealth Group (NYSE: UNH), one of the largest health care services companies in the world with annual revenues exceeding $200 billion.

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BOARD OF DIRECTORS - Continued

JOHN PRICE

Independent Director

- John Price currently serves as Chief Financial Officer, Treasurer and Secretary of SCWorx Corp., a publicly-traded provider of data normalization, application interoperability and big data analytics within the healthcare provider market.
- Previously, Mr. Price was Chief Financial Officer of MusclePharm Corporation, a publicly-traded nutritional supplement company.

STEVEN A. SCHWARTZ

Independent Director

- Currently is a consultant for ECJ Luxe and has been working for the company for 20 years. In his early 30's he became part of Doe-Spun Inc., Mr. Schwartz was then recruited by the accounting firm Arnold Cohen, Mahoney & Cohen (now CBIZ) to become President of Andover Togs, a public apparel company struggling through the manufacturing transition from the US to Asia. Following the position of President at Andover Togs, he began importing watches from Switzerland for the company Alain Silberstein, where he ran distribution in the US.

JEFFREY THOMPSON

Independent Director

- Jeffrey Thompson founded Red Cat Propware Inc., a provider of cloud-based analytics, storage, and services for drone aircraft, in 2016 and is currently its CEO and sole Director.
- In December 1999 he founded Towerstream Corp. Towerstream Corp. became a publicly traded company on the NASDAQ in June 2007, when Mr. Thompson was President, Chief Executive Officer and a Director.

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